Note 8 - Warrant Liability	Jun. 30, 2025
Notes
Note 8 - Warrant Liability

Note 8 – Warrant Liability

The Company evaluated the Warrants in accordance with the guidance at ASC 480 and ASC 815-40, and determined that the Warrants are precluded from being considered indexed to the entity’s own stock, resulting in the Warrants being classified as a liability. The measurement of fair value of the Warrants was determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $0.02, exercise price of $0.02, term of three years, volatility of 298.6%, risk-free rate of 3.80%, and expected dividend rate of 0%).